Exhibit 24

                                  POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of RJR NABISCO HOLDINGS CORP., a Delaware corporation (the "Company"), do hereby make, constitute and appoint, Jo-Ann Ford, Joan E. Gmora and H. Colin McBride, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for an on behalf of the undersigned the Registration Statement on Form S-8 relating to the sale of shares of common stock of the Company pursuant to the Nabisco Employee Savings Plan and any and all amendments or supplements to the foregoing Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, and with each exchange on which any class of securities of the Company is registered, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratify and confirm all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, each of the undersigned has subscribed his or her name, this 1st of July, 1994.

               Signature           Title
               ---------           -----



           Charles M. Harper            Chairman of the Board
          -----------------------
           Charles M. Harper            and Chief Executive Officer,
                                        Director

           Stephen R. Wilson            Executive Vice President and
          -----------------------
           Stephen R. Wilson            Chief Financial Officer

           Robert S. Roath              Senior Vice President and Controller
          -----------------------
           Robert S. Roath

           John T. Chain, Jr.                     Director
          -----------------------
           John T. Chain, Jr.

           John L. Clendenin                      Director
          -----------------------
           John L. Clendenin

           James H. Greene, Jr.                   Director
          -----------------------
           James H. Greene, Jr.



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           H. John Greeniaus                      Director
          -----------------------
           H. John Greeniaus

           James W. Johnston                      Director
          -----------------------
           James W. Johnston

           Henry R. Kravis                        Director
          -----------------------
           Henry R. Kravis

           John G. Medlin, Jr.                    Director
          -----------------------
           John G. Medlin, Jr.

           Paul E. Raether                        Director
          -----------------------
           Paul E. Raether

           Lawrence R. Ricciardi                  Director
          -----------------------
           Lawrence R. Ricciardi

           Rozanne L. Ridgway                     Director
          -----------------------
           Rozanne L. Ridgway

           Clifton S. Robbins                     Director
          -----------------------
           Clifton S. Robbins

           George R. Roberts                      Director
          -----------------------
           George R. Roberts

           Scott M. Stuart                        Director
          -----------------------
           Scott M. Stuart

           Michael T. Tokarz                      Director
          -----------------------
           Michael T. Tokarz